Exhibit 99.1

FOR IMMEDIATE RELEASE

Tower International Reports Solid Third Quarter Results,
Raises Full Year Adjusted EPS and Free Cash Flow

LIVONIA, Mich., Oct. 30, 2014 – Tower International, Inc. [NYSE: TOWR], a leading global manufacturer of engineered automotive structural metal components and assemblies, today announced third quarter 2014 results and updated its outlook for the full year.

•	Revenue for the third quarter was $523 million, up 6 percent from $495 million in the third quarter 2013.

•	Adjusted EBITDA for the quarter was $50.4 million, compared with $48.4 million a year ago. Volume and mix was net favorable versus a year ago, with good news in North America and Europe and bad news in Brazil. Higher launch cost to support customer new-model programs was a partial offset.

•	Net income was $11.2 million, compared with $3.3 million a year ago. As detailed below, this year’s third quarter included certain items that adversely impacted results by $4.5 million. Excluding these items and comparable items in the third quarter of 2013, diluted adjusted earnings were 73 cents per share, up 52% from 48 cents a year ago.

•	For full year 2014, Tower is reducing the revenue outlook to $2.175 billion from the prior guidance of $2.20-$2.225 billion, reflecting lower customer production in Europe and Brazil and unfavorable currency translation. Despite these revenue changes, the outlook for adjusted EBITDA, at $217 million, remains within the range of the previous guidance of $217-$220 million. Including other anticipated net improvements, Tower is raising its forecasts for adjusted earnings per share (to $3.10, up 5-15 cents from prior guidance) and adjusted free cash flow (to $25-$30 million versus prior $25 million).

•	Tower also recently completed two financing enhancements that further strengthen the company’s financial position and reduce long-term balance sheet risk. In September, a $150 million asset-backed revolver was replaced by a $200 million cash-flow revolver; Tower’s liquidity at September 30 was a record $354 million. In October, the company swapped $200 million of its $450 million Term Loan B maturing in 2020 from variable-rate U.S. Dollar to 4% fixed-rate Euro; this action locked in an attractive long-term interest rate, reduced the company’s exposure to future variable-rate increases, and provided an enterprise-value hedge against changes in the value of the Euro.

“With our Third Quarter performance, Tower’s earnings have now met or beat the consensus in all 17 quarters since our IPO in 2010,” said President and CEO Mark Malcolm. “In addition, providing full year earnings and cash-flow guidance within and above the range of prior guidance conveys Tower’s view that the adverse macro developments in Europe and Brazil should be kept in context relative to what we believe is continuing strong total Company performance and a positive future outlook.”

Tower to Host Conference Call Today at 1 p.m. EDT

Tower will discuss its third quarter 2014 results and other related matters in a conference call at 1 p.m. EDT today. Participants may listen to the audio portion of the conference call either through a live audio webcast on the Company’s website or by telephone. The slide presentation and webcast can be accessed via the investor relations portion of Tower’s website www.towerinternational.com. To dial into the conference call, domestic callers should dial (866) 393-4576, international callers should dial (706) 679-1462. An audio recording of the call will be available approximately two hours after the completion of the call. To access this recording, please dial (855) 859-2056 (domestic) or (404) 537-3406 (international) and reference Conference I.D. #89247262. A webcast replay will also be available and may be accessed via Tower’s website.

Non-GAAP Financial Measures

This press release includes the following non-GAAP financial measures: “adjusted EBITDA”, “adjusted earnings per share (EPS)”, “free cash flow”, “adjusted free cash flow” and “net debt.” We define adjusted EBITDA as net income / (loss) before interest, taxes, depreciation, amortization, restructuring items and other adjustments described in the reconciliations provided in this presentation. Adjusted earnings per share exclude certain income and expense items described in the reconciliation provided in this presentation. Free cash flow is defined as cash provided by operating activities less cash disbursed for purchases of property, plant and equipment. Adjusted free cash flow is free cash flow excluding cash received or disbursed for customer tooling. Net debt represents total debt less cash and cash equivalents. We use adjusted EBITDA, adjusted earnings per share, free cash flow, adjusted free cash flow and net debt as supplements to information provided in accordance with generally accepted accounting principles (“GAAP”) in evaluating our business and they are included in this press release because they are principal factors upon which our management assesses performance. Reconciliations of these non-GAAP financial measures to the most directly comparable financial measures calculated in accordance with GAAP are set forth below. The non-GAAP measures presented above are not measures of performance under GAAP. These measures should not be considered as alternatives for the most directly comparable financial measures calculated in accordance with GAAP. Other companies in our industry may define these non-GAAP measures differently than we do and, as a result, these non-GAAP measures may not be comparable to similarly titled measures used by other companies in our industry; and certain of our non-GAAP financial measures exclude financial information that some may consider important in evaluating our performance. Given the inherent uncertainty regarding special items and other expense in any future period, a reconciliation of forward-looking financial measures to the most directly comparable financial measures calculated and presented in accordance with GAAP is not feasible. The magnitude of these items, however, may be significant.

Forward-Looking Statements and Risk Factors

This press release contains statements which constitute forward-looking statements, within the meaning of the Private Securities Litigation Reform Act of 1995, including but not limited to statements regarding the Company’s projected revenue, adjusted EBITDA, diluted adjusted earnings per share and adjusted free cash flow and statements regarding interest rate exposure, new sources of profitable growth, future financial results and the Company’s future business outlook. The forward-looking statements can be identified by words such as “anticipate,” “believe,” “plan,” “estimate,” “expect,” “intend,” “project,” “target,” and other similar expressions. Forward-looking statements are made as of the date of this press release and are based upon management’s current expectations and beliefs concerning future developments and their potential effects on us. Such forward-looking statements are not guarantees of future performance. The following important factors, as well as risk factors described in our reports filed with the SEC, could cause our actual results to differ materially from estimates or expectations reflected in such forward-looking statements:

•	global automobile production volumes;
•	the financial condition of our customers and suppliers;
•	our ability to make scheduled payments of principal or interest on our indebtedness and comply with the covenants and restrictions contained in the instruments governing our indebtedness;
•	our ability to refinance our indebtedness;
•	risks associated with our non-U.S. operations, including foreign exchange risks and economic uncertainty in some regions;
•	any increase in the expense and funding requirements of our pension and other postretirement benefits;
•	our customers’ ability to obtain equity and debt financing for their businesses;
•	our dependence on our largest customers;
•	pricing pressure from our customers;
•	work stoppages or other labor issues affecting us or our customers or suppliers;
•	our ability to integrate acquired businesses;
•	risks associated with business divestitures; and
•	costs or liabilities relating to environmental and safety regulations.

We do not assume any obligation to update or revise the forward-looking statements contained in this press release.

Contact:

Derek Fiebig

Executive Director, Investor & External Relations

(248) 675-6457

fiebig.derek@towerinternational.com

TOWER INTERNATIONAL, INC. AND SUBSIDIARIES

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(Amounts in thousands, except share and per share amounts - unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2014	2013	2014	2013

Revenues	$522,645	$495,197	$1,647,586	$1,585,215
Cost of sales	469,930	439,222	1,468,684	1,401,713
Gross profit	52,715	55,975	178,902	183,502
Selling, general, and administrative expenses	34,336	31,290	100,494	98,235
Amortization expense	220	646	1,544	2,134
Restructuring and asset impairment charges, net	1,392	1,575	7,497	18,906
Operating income	16,767	22,464	69,367	64,227
Interest expense	7,418	9,410	22,010	44,375
Interest income	356	283	946	898
Other expense / (income)	(5,549)	7,490	(5,462)	48,418
Income / (loss) before provision for income taxes and equity in loss of joint venture	15,254	5,847	53,765	(27,668)
Provision for income taxes	2,107	1,423	8,009	8,557
Equity in loss of joint venture, net of tax	(245)	(208)	(626)	(373)
Net income / (loss)	12,902	4,216	45,130	(36,598)
Less: Net income attributable to the noncontrolling interests	1,741	898	3,018	2,647
Net income / (loss) attributable to Tower International, Inc.	$11,161	$3,318	$42,112	$(39,245)

Weighted average common shares outstanding
Basic	20,733,785	20,449,920	20,632,688	20,358,641
Diluted	21,457,369	21,106,471	21,364,800	20,358,641

Net income / (loss) per share attributable to Tower International, Inc.:
Basic	$0.54	$0.16	$2.04	$(1.93)
Diluted	0.52	0.16	1.97	(1.93)

TOWER INTERNATIONAL, INC. AND SUBSIDIARIES

CONDENSED CONSOLIDATED BALANCE SHEETS

(Amounts in thousands, except share data - unaudited)

	September 30, 2014	December 31, 2013

ASSETS
Cash and cash equivalents	$126,427	$134,880
Accounts receivable, net of allowance of $1,763 and $2,071	329,284	255,674
Inventories	91,991	81,278
Deferred tax asset - current	8,454	8,649
Prepaid tooling, notes receivable, and other	53,136	44,896
Total current assets	609,292	525,377

Property, plant, and equipment, net	535,957	549,605
Goodwill	61,672	66,976
Investment in joint venture	7,767	8,624
Deferred tax asset - non-current	3,405	3,732
Other assets, net	26,124	28,679
Total assets	$1,244,217	$1,182,993

LIABILITIES AND STOCKHOLDERS' EQUITY
Short-term debt and current maturities of capital lease obligations	$42,730	$39,704
Accounts payable	306,693	262,425
Accrued liabilities	129,137	129,167
Total current liabilities	478,560	431,296

Long-term debt, net of current maturities	463,714	454,073
Obligations under capital leases, net of current maturities	8,361	10,013
Deferred tax liability - non-current	14,045	14,381
Pension liability	41,999	54,915
Other non-current liabilities	79,265	81,446
Total non-current liabilities	607,384	614,828
Total liabilities	1,085,944	1,046,124

Stockholders' Equity:
Tower International, Inc.'s stockholders' equity
Preferred stock, $0.01 par value, 50,000,000 authorized and 0 issued and outstanding at September 30, 2014 and December 31, 2013	-	-
Common stock, $0.01 par value, 350,000,000 authorized, 21,391,844 issued and 20,750,478 outstanding at September 30, 2014 and 21,079,027 issued and 20,472,637 outstanding at December 31, 2013	214	211
Additional paid in capital	334,172	327,998
Treasury stock, at cost, 641,366 shares at September 30, 2014 and 606,390 shares at December 31, 2013	(9,516)	(8,594)
Accumulated deficit	(215,375)	(257,487)
Accumulated other comprehensive income / (loss)	(13,470)	12,247
Total Tower International, Inc.'s stockholders' equity	96,025	74,375
Noncontrolling interests in subsidiaries	62,248	62,494
Total stockholders' equity	158,273	136,869

Total liabilities and stockholders' equity	$1,244,217	$1,182,993

TOWER INTERNATIONAL, INC. AND SUBSIDIARIES

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

(Amounts in thousands - unaudited)

	Nine Months Ended September 30,
	2014	2013

OPERATING ACTIVITIES:
Net income / (loss)	$45,130	$(36,598)

Adjustments required to reconcile net income / (loss) to net cash provided by continuing operating activities:
Asset impairment charges	-	11,006
Gain on sale of Chinese facility	(5,549)	-
Term Loan re-pricing fees	87	-
Premium on notes redemption and other fees	-	48,418
Deferred income tax provision	155	373
Depreciation and amortization	72,597	70,933
Non-cash share-based compensation	3,566	3,660
Pension income, net of contributions	(12,916)	(13,354)
Change in working capital and other operating items	(61,333)	(34,669)
Net cash provided by continuing operating activities	$41,737	$49,769

INVESTING ACTIVITIES:
Cash disbursed for purchases of property, plant, and equipment	$(70,164)	$(47,224)
Proceeds from the sale of Chinese facility	13,817	-
Investment in joint venture	(760)	(6,293)
Net proceeds from sale of property, plant, and equipment	-	12,040
Net cash used in continuing investing activities	$(57,107)	$(41,477)

FINANCING ACTIVITIES:
Proceeds from borrowings	$102,920	$457,352
Repayments of borrowings	(122,323)	(484,847)
Proceeds from borrowings on Additional Term Loans	33,145	-
Debt financing costs	(2,561)	(9,437)
Secondary stock offering transaction costs	(75)	-
Proceeds from stock options exercised	2,608	2,067
Purchase of treasury stock	(922)	(297)
Noncontrolling interest dividends	(2,529)	(6,748)
Proceeds from borrowings on Term Loan Credit Facility	-	417,900
Redemption of notes	-	(361,992)
Premium paid on redemption of notes and other fees	-	(43,078)
Premium paid on re-pricing of Term Loan and other fees	-	(4,378)
Net cash provided by / (used in) continuing financing activities	$10,263	$(33,458)

Discontinued operations:
Net cash from discontinued investing activities	$-	$15,694
Net cash from discontinued operations	$-	$15,694

Effect of exchange rate changes on continuing cash and cash equivalents	$(3,346)	$1,877

NET CHANGE IN CASH AND CASH EQUIVALENTS	$(8,453)	$(7,595)

CASH AND CASH EQUIVALENTS:
Beginning of period	$134,880	$113,943

End of period	$126,427	$106,348

TOWER INTERNATIONAL, INC. AND SUBSIDIARIES

SEGMENT DATA AND NON-GAAP FINANCIAL MEASURE RECONCILIATIONS

(Amounts in thousands - unaudited)

Segment Data	Three Months Ended September 30,
	2014		2013
	Revenues	Adjusted EBITDA	Revenues	Adjusted EBITDA
International	$222,081	$13,284	$219,250	$12,795
Americas	300,564	37,126	275,947	35,617
Consolidated	$522,645	$50,410	$495,197	$48,412

	Nine Months Ended September 30,
	2014		2013
	Revenues	Adjusted EBITDA	Revenues	Adjusted EBITDA
International	$728,859	$55,396	$706,253	$56,791
Americas	918,727	108,324	878,962	105,902
Consolidated	$1,647,586	$163,720	$1,585,215	$162,693

Adjusted EBITDA Reconciliation	Three Months Ended September 30,		Nine Months Ended September 30,
	2014	2013	2014	2013
Adjusted EBITDA	$50,410	$48,412	$163,720	$162,693
Restructuring and asset impairment charges, net	(1,392)	(1,575)	(7,497)	(18,906)
Depreciation and amortization	(23,064)	(22,296)	(72,597)	(70,933)
Acquisition costs and other	(102)	(335)	(311)	(904)
Long-term compensation expense	(3,076)	(1,742)	(7,939)	(4,888)
Interest expense, net	(7,062)	(9,127)	(21,064)	(43,477)
Other (expense) / income	5,549	(7,490)	5,462	(48,418)
Commercial settlement related to 2010-13 scrap	(6,009)	-	(6,009)	-
Closure of Tower Defense & Aerospace	-	-	-	(2,835)
Provision for income taxes	(2,107)	(1,423)	(8,009)	(8,557)
Equity in loss of joint venture, net of tax	(245)	(208)	(626)	(373)
Net loss attributable to noncontrolling interests	(1,741)	(898)	(3,018)	(2,647)
Net income / (loss) attributable to Tower International, Inc.	$11,161	$3,318	$42,112	$(39,245)

Adjusted Free Cash Flow Reconciliation	Three Months Ended September 30,		Nine Months Ended September 30,
	2014	2013	2014	2013
Net cash provided by continuing operating activities	$18,984	$37,967	$41,737	$49,769
Cash disbursed for purchases of PP&E	(35,902)	(17,032)	(70,164)	(47,224)
Proceeds from the sale of Chinese facility	-	-	13,817	-
Free cash flow	(16,918)	20,935	(14,610)	2,545
Less: Cash disbursed for customer-owned tooling	(9,932)	(1,508)	(26,136)	(9,858)
Adjusted free cash flow	$(6,986)	$22,443	$11,526	$12,403

Net Debt Reconciliation	September 30,	December 31,
	2014	2013
Short-term debt and current maturities of capital lease obligations	$42,730	$39,704
Long-term debt, net of current maturities	463,714	454,073
Obligations under capital leases, net of current maturities	8,361	10,013
Total debt	514,805	503,790
Less: Cash and cash equivalents	126,427	134,880
Net debt	$388,378	$368,910

TOWER INTERNATIONAL, INC. AND SUBSIDIARIES

CERTAIN ITEMS INCLUDED IN NET INCOME

(Amounts in thousands, except per share amounts - unaudited)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2014	2013	2014	2013

Expense items included in net income / (loss), net of tax:
Cost of sales
Commercial settlement related to 2010-13 scrap	$(6,009)	$-	$(6,009)	$-
Closure of Tower Defense & Aerospace	-	-	-	(4,414)
Selling, general, and administrative expenses
One-time CEO compensation awards	(884)	-	(884)	-
Acquisition costs and other	-	-	-	(327)
Restructuring and asset impairment charges, net
One-time restructuring actions	(349)	(425)	(962)	(1,025)
Severance costs in Europe *	(103)	-	(296)	-
Lease buyout of previously closed facility	-	-	(3,448)	-
Asset impairment charges	-	-	-	(10,705)
Facility closure	-	-	-	(3,575)
Interest expense
Acceleration of the amortization of debt issue costs and OID	-	(1,195)	-	(11,342)
Other expense
Gain on sale of Chinese facility **	2,829	-	2,829	-
Secondary stock offering transaction costs	-	(800)	(87)	(800)
Premium on redemption of Senior Secured Notes	-	(2,150)	-	(42,470)
Premium and other fees for re-pricing of Term Loan	-	(4,540)	-	(4,540)
Breakage of Letter of Credit Facility	-	-	-	(608)
Provision for income taxes
Foreign subsidiary tax audit	-	2,300	-	2,300
Total items included in net income / (loss)	$(4,516)	$(6,810)	$(8,857)	$(77,506)

Net income / (loss) attributable to Tower International, Inc.	$11,161	$3,318	$42,112	$(39,245)

Memo: Average shares outstanding (in thousands)
Basic	20,734	20,450	20,633	20,359
Diluted	21,457	21,106	21,365	20,359

Income / (loss) per common share (GAAP)
Basic	$0.54	$0.16	$2.04	$(1.93)
Diluted	0.52	0.16	1.97	(1.93)

Diluted adjusted earnings per share (non-GAAP) ***	0.73	0.48	2.39	1.83

*       Amount is net of tax of $44K and $127K, respectively.

**     Amount is net of tax of $832K and noncontrolling interest of $1.9M.

***  Excludes the certain items shown above.  For the nine months ended September 30, 2013, diluted share count of 20.9 million was used to calculated diluted adjusted earnings per share.